Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Carrying Value and Estimated Fair Value of Cash and Financial Instruments
The carrying value and estimated fair value of the Company’s cash and financial instruments were as follows:

		As of December 31, 2021		As of December 31, 2020
(In $ millions)	Hierarchy	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets
Cash and cash equivalents(1)	1	34.9	34.9	19.2	19.2
Restricted cash(1)	1	3.3	3.3	—	—
Trade receivables(1)	1	28.5	28.5	22.9	22.9
Tax retentions receivable(1)	1	1.9	1.9	10.5	10.5
Other current assets (excluding deferred costs)(1)	1	14.1	14.1	14.9	14.9
Due from related parties(1)	1	48.6	48.6	34.9	34.9
Non-current restricted cash(1)	1	7.8	7.8	—	—

Liabilities
Trade payables(1)	1	34.7	34.7	20.4	20.4
Accruals expenses and other current liabilities(1)	1	83.2	83.2	75.6	75.6
Long-term debt(2)	2	1,728.6	1,915.9	1,609.8	1,906.2
Guarantees issued to equity method investments(3)	3	—	—	5.9	5.9

(1) The carrying values approximate the fair values due to their near term expected receipt of cash.

(2) Long-term debt includes our 3.875% convertible bond due in 2023 which is fair valued using observable market-based inputs.

(3) The Guarantee issued to our equity method investment, Opex, as at December 31, 2020 was valued utilizing the inferred debt market method and subsequently mapped to an alpha category credit score, adjusting for country risk and probability of default. Effective August 4, 2021, upon sale of the Company's 49% interest in Opex, the guarantee was terminated and the associated liability was derecognized (see Note 7 - Equity Method Investments).